Exhibit 10.38

AMENDMENT NUMBER TWO

TO SENIOR REVOLVING CREDIT AGREEMENT

THIS AMENDMENT NUMBER TWO TO SENIOR REVOLVING CREDIT AGREEMENT, (this “Amendment”), dated as of December     , 2008, is entered into by and among BUMBLE BEE FOODS, LLC, a Delaware limited liability company (the “U.S. Borrower”), CONNORS BROS. CLOVER LEAF SEAFOODS COMPANY, successor by amalgamation with 3231021 NOVA SCOTIA COMPANY, a Nova Scotia unlimited company, (the “Canadian Borrower” together with U.S. Borrower hereinafter referred to each individually as “Borrower” and individually and collectively as the “Borrowers”), the lenders identified on the signature pages hereof (such lenders, and the other lenders party to the below-defined Credit Agreement, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), WELLS FARGO FOOTHILL, LLC, a Delaware limited liability company, as the arranger and United States administrative agent for the Lenders (“U.S. Agent”) and WELLS FARGO FOOTHILL CANADA ULC, an Alberta unlimited company, as arranger and Canadian administrative agent for the Lenders (“Canadian Agent,” together with U.S. Agent, the “Agents”), and in light of the following:

W I T N E S S E T H

WHEREAS, the Borrowers, Lenders, and Agents are parties to that certain Senior Revolving Credit Agreement, dated as of November 18, 2008 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Borrowers have requested that Agents and Lenders make certain amendments to the Credit Agreement;

WHEREAS, upon the terms and conditions set forth herein, the parties hereby agree to amend the Credit Agreement as follows.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement, as amended hereby.

2. Amendments to Credit Agreement.

(a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following new defined terms in alphabetical order:

“Canadian L/C Sublimit” means (a) from and after the Second Amendment Effective Date until January 28, 2008, C$4,466,000, and (b) from and after January 28, 2009, C$2,250,000.

“Second Amendment” means that certain Amendment Number Two to Senior Revolving Credit Agreement dated as of December     , 2008, by and among the Borrowers, the Agents and the Lenders party thereto.

“Second Amendment Effective Date” means the date when all of the conditions set forth in Section 3 of the Second Amendment shall be satisfied (or waived by Agent).”

(b) Section 2.11(b)(i)(B) of the Credit Agreement is hereby amended by deleting the text “C$2,500,000” appearing therein and replacing it with the text “the Canadian L/C Sublimit”.

3. Conditions Precedent to Amendment. The satisfaction or waiver of each of the following shall constitute conditions precedent to the effectiveness of the Amendment (such date being the “Amendment Effective Date”):

(a) Agent shall have received this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect.

(b) Agent shall have received the reaffirmation and consent of each Guarantor attached hereto as Exhibit A, duly executed and delivered by an authorized official of each Guarantor.

(c) After giving effect to this Amendment, the representations and warranties herein and in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

(d) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against any Borrower, any Guarantor, Agent, or any Lender.

(e) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing or shall result from the consummation of the transactions contemplated herein.

4. Representations and Warranties. Each Borrower hereby represents and warrants to the Agents and the Lenders as follows:

(a) The execution, delivery, and performance by it of this Amendment and the other Loan Documents to which it is a party (i) have been duly authorized by all necessary action, (ii) do not and will not (A) violate any material provision of any law or regulation applicable to it or its Subsidiaries, the Governing Documents of it or its Subsidiaries, or any order, judgment, or decree of any court or other Governmental Authority binding on it or its Subsidiaries, (B) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any Material Contract of it or its Subsidiaries except to the extent that any such conflict, breach or default could not individually or in the aggregate reasonably be expected to have a Material Adverse Change, or (C) result in or require the creation or imposition of any Lien of any nature whatsoever upon any assets of any Loan Party, other than Permitted Liens, or (iii) require any approval of any Loan Party’s interestholders or any approval or consent of any Person under any Material Contract of any Loan Party, other than consents or approvals that have been obtained and that are still in force and effect and, in the case of Material Contracts, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Change.

(b) The execution, delivery, and performance by it of this Amendment do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority.

(c) This Amendment, and each other Loan Document to which it is or will be a party, when duly executed and delivered by it, will be the legally valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

(d) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein has been issued and remains in force by any Governmental Authority against any Borrower, any Guarantor, or any member of the Lender Group.

(e) No Default or Event of Default has occurred and is continuing as of the date of the effectiveness of this Amendment.

(f) The representations and warranties set forth in this Amendment, the Credit Agreement, as amended by this Amendment and after giving effect hereto, and the other Loan Documents to which it is a party are true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

5. Acknowledgments. Each Borrower hereby acknowledges, confirms and agrees that U.S. Agent, for itself and for the benefit of the Agents and the Lenders, has and shall continue to have valid, enforceable and perfected first-priority liens upon and security interests in substantially all of the assets of such Borrower (subject only to Permitted Liens), granted to U.S. Agent, for itself and the benefit of the Agents and the Lenders, pursuant to the Loan Documents or otherwise granted to or held by U.S. Agent, for itself and the benefit of the Agents and the Lenders. Each Borrower hereby acknowledges, confirms and agrees that: (i) each of the Loan Documents to which it is a party has been duly executed and delivered to the Agents and the Lenders thereto by such Borrower, and each is in full force and effect as of the date hereof, (ii) the agreements and obligations of each Borrower contained in such documents and in this Agreement constitute the legal, valid and binding obligations of such Borrower and guaranteed indebtedness of the Borrowers, enforceable against such Borrower in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, and as of the date hereof the Borrowers have no valid defense to the enforcement of the Obligations, and (iii) each Agent and each Lender are and shall be entitled to the rights, remedies and benefits provided for in the Loan Documents and under applicable law or at equity.

6. Payment of Costs and Fees. Borrowers shall pay to each Agent all reasonable out-of-pocket expenses incurred in connection with the preparation, negotiation, execution and delivery of this Amendment and any documents and instruments relating hereto. In addition thereto, Borrowers agree to reimburse each Agent on demand for its reasonable out-of-pocket costs arising out of this Amendment and all documents or instruments relating hereto (which costs may include the reasonable fees and expenses of any attorneys retained by any Agent other than the allocated costs of internal counsel).

7. Choice of Law. This Amendment and the rights of the parties hereunder, shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed in the State of New York.

8. Amendments. This Amendment cannot be altered, amended, changed or modified in any respect or particular unless each such alteration, amendment, change or modification shall have been agreed to by each of the parties and reduced to writing in its entirety and signed and delivered by each party.

9. Counterpart Execution. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

10. Effect on Loan Documents.

(a) The Credit Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document. The waivers, consents and modifications herein are limited to the specifics hereof (including facts or occurrences on which the same are based), shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse any non-compliance with the Loan Documents, and shall not operate as a consent to any matter under the Loan Documents. Except for the amendments to the Credit Agreement expressly set forth herein, the Credit Agreement and other Loan Documents shall remain unchanged and in full force and effect. The execution, delivery and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment of, any right, power or remedy of the Lenders in effect prior to the date hereof. The amendments set forth herein are limited to the specifics hereof and shall neither excuse any future non-compliance with the Credit Agreement, nor operate as a waiver of any Default or Event of Default. To the extent any terms or provisions of this Amendment conflict with those of the Credit Agreement or other Loan Documents, the terms and provisions of this Amendment shall control.

(b) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

(c) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.

(d) This Amendment is a Loan Document.

(e) Unless the context of this Amendment clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”.

11. Entire Agreement. This Amendment, and terms and provisions hereof, the Credit Agreement and the other Loan Documents constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous amendments or understandings with respect to the subject matter hereof, whether express or implied, oral or written.

12. Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

13. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

[signature page follows]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BUMBLE BEE FOODS, LLC,
a Delaware limited liability company, as U.S. Borrower

By:	/S/ KENT MCNEIL
Name:	Kent McNeil
Title:	EVP CFO

CONNORS BROS. CLOVER LEAF SEAFOODS COMPANY, a Nova Scotia unlimited company as Canadian Borrower

By:	/S/ KENT MCNEIL
Name:	Kent McNeil
Title:	EVP CFO

WELLS FARGO FOOTHILL, LLC,
a Delaware limited liability company, as U.S. Agent and as a Lender

By:	/S/ AMY NEWMAN
Name:	Amy Newman
Title:	Vice President

WELLS FARGO FOOTHILL CANADA ULC,
an Alberta unlimited company, as Canadian Agent and as a Lender

By:	/S/ KATHERINE M. KILBOURNE
Name:	Katherine M. Kilbourne
Title:	Executive Vice President

BANK OF AMERICA, N.A.,
as Syndication Agent and as a Lender

By:	/S/ BOBBY P.S. BANS
Name:	Bobby P.S. Bans
Title:	Vice President

BANK OF AMERICA, N.A., CANADA BRANCH, as a Lender

By:	/S/ CLARA MCGIBBON
Name:	Clara McGibbon
Title:	Assistant Vice President

EXHIBIT A

REAFFIRMATION AND CONSENT

All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Senior Revolving Credit Agreement dated as of November 18, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among BUMBLE BEE FOODS, LLC, a Delaware limited liability company (the “U.S. Borrower”), CONNORS BROS. CLOVER LEAF SEAFOODS COMPANY, successor by amalgamation with 3231021 NOVA SCOTIA COMPANY, a Nova Scotia unlimited company (the “Canadian Borrower” together with U.S. Borrower hereinafter referred to each individually as “Borrower” and individually and collectively as the “Borrowers”), the lenders identified on the signature pages hereof (such lenders, and the other lenders party to the below-defined Credit Agreement, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), WELLS FARGO FOOTHILL, LLC, a Delaware limited liability company, as the arranger and United States administrative agent for the Lenders (“U.S. Agent”) and WELLS FARGO FOOTHILL CANADA ULC, an Alberta unlimited company, as arranger and Canadian administrative agent for the Lenders (“Canadian Agent,” together with U.S. Agent, the “Agents”). The undersigned Guarantors each hereby (a) represents and warrants to the Agents and the Lenders that the execution, delivery, and performance of this Reaffirmation and Consent are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any Material Contract or undertaking to which it is a party or by which any of its properties may be bound or affected except to the extent that any such contravention could individually or in the aggregate reasonably be expected to have a Material Adverse Change; (b) consents to the amendment of the Credit Agreement as set forth in that certain Amendment Number Two to Credit Agreement dated as of December, 2008 by and among Borrowers, the Agents and the Lenders (the “Amendment”); (c) acknowledges and reaffirms its obligations owing to the Agents and the Lenders under any Loan Documents to which it is a party; (d) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect after giving effect to the Amendment; (e) acknowledges, confirms and agrees that U.S. Agent, for itself and for the benefit of the Agents and the Lenders, has and shall continue to have valid, enforceable and perfected first-priority liens upon and security interests in substantially all of the assets of such Guarantor (subject only to Permitted Liens), granted to U.S. Agent, for itself and the benefit of the Agents and the Lenders, pursuant to the Loan Documents or otherwise granted to or held by U.S. Agent, for itself and the benefit of the Agents and the Lenders; and (f) acknowledges, confirms and agrees that (i) each of the Loan Documents to which it is a party has been duly executed and delivered to the Agents and the Lenders thereto by such Guarantor, and each is in full force and effect as of the date hereof, (ii) the agreements and obligations of each Guarantor contained in such documents and in the Amendment constitute the legal, valid and binding obligations of such Guarantor and guaranteed indebtedness of such Guarantor, enforceable against such Guarantor in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, and as of the date hereof the Borrowers have no valid defense to the enforcement of the Obligations, and (iii) each Agent and each Lender are and shall be entitled to the rights, remedies and benefits provided for in the Loan Documents and under applicable law or at equity. Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, they each understand that neither any Agent nor any Lender has any obligations to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned have each caused this Reaffirmation and Consent to be executed as of the date of the Amendment.

STINSON SEAFOOD (2001), INC.,
a Delaware corporation

By:
Name:
Title:

BUMBLE BEE HOLDINGS, INC., formerly known as Castleberry’s Food Company, a Georgia corporation

By:
Name:
Title:

BB ACQUISITION (PR), a Delaware limited partnership

By:	Bumble Bee International (PR), Inc.
its General Partner

By:
Name:
Title:

BPM SERVICIOS, S.A. DE C.V., a Mexican corporation

By:
Name:
Title:

[SIGNATURE PAGE TO REAFFIRMATION AND CONSENT TO

AMENDMENT NUMBER TWO TO CREDIT AGREEMENT]

BRUNSWICK PESCADOS & MARISCOS,
S.A. DE C.V., a Mexican corporation

By:
Name:
Title:

CLOVER LEAF HOLDINGS COMPANY, a Nova Scotia unlimited company

By:
Name:
Title:

6162410 CANADA LIMITED, a corporation formed under the federal laws of Canada

By:
Name:
Title:

K.C.R. FISHERIES LTD., a corporation formed under the laws of New Brunswick

By:
Name:
Title:

[SIGNATURE PAGE TO REAFFIRMATION AND CONSENT TO

AMENDMENT NUMBER TWO TO CREDIT AGREEMENT]